                                                     February 13, 2003

AM Communications, Inc.
AM Broadband Services, Inc.
SRS Communications Corporation
AMC Services, Inc.
AM Nex-Link Communications, Inc.
AM Training Services, Inc. (collectively, the "Borrowers")
1900 AM Drive
Quakertown, PA 18951

         RE: Forbearance Agreement, dated as of December 13, 2002 (the "Forbearance Agreement"), among Borrowers and LaSalle Business Credit, LLC (successor by merger to LaSalle Business Credit, Inc.), as agent for Standard Federal Bank National Association (the "Lender")

Gentlemen:

         Reference is made to the Forbearance Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Forbearance Agreement.

         Upon the effectiveness of this letter, the Forbearance Agreement is amended as follows:

     1. Section 3(b) of the Forbearance Agreement is amended by deleting the last sentence thereof in its entirety and replacing the same with the following:

         "The Termination Date shall mean the earlier of (a) March 3, 2003, and
         (b) the date of the occurrence of any Event of Default (other than the Specified Events of Default) including without limitation any violation of or noncompliance with the terms and conditions of this Agreement."

     2. Section 12(k) of the Loan Agreement (which was added to the Loan Agreement pursuant to Section 5(c) of the Forbearance Agreement) is amended and restated in its entirety as follows:

         "(k) Additional Subordinated Debt. On or before March 3, 2003, Borrowers shall receive the proceeds of additional Subordinated Debt, to be advanced under terms and subject to agreements acceptable to Lender, in an aggregate principal amount of not less than Two Million Five Hundred Thousand Dollars ($2,500,000) and not more than Four Million Five Hundred Thousand Dollars ($4,500,000), which shall be utilized by Borrowers in a manner consistent with Sections 12(g)(ii) and (iv) hereof."

     3. Schedule A (Specified Events of Default) to the Forbearance Agreement is amended and restated in its entirety by, and replaced with, Schedule A to this letter.

         This letter shall be effective upon the Borrowers' execution of a countersigned counterpart of this letter and delivery thereof to the Lender (it being understood and agreed that, upon the effectiveness of this letter, the effectiveness of (a) Paragraph 2 above shall be deemed retroactive to January 31, 2003, and (b) Paragraph 3 above shall be deemed retroactive to December 28,
2002). If this letter is not executed by the Borrowers and delivered to the Lender by February 13, 2003, this letter shall be null and void.

         Except as modified by the terms hereof, all of the terms and conditions of the Forbearance Agreement, the Loan Agreement and each of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written. Without limiting the generality of the foregoing, the Specified Events of Default continue to be outstanding and have not been waived, and the Lender expressly reserves all of its rights, options and remedies available under the Forbearance Agreement, the Loan Agreement and each of the Other Documents, and otherwise available at law or in equity. Any failure to exercise, or any delay in exercising, any such right, option or remedy, now or hereafter, shall not be deemed or constitute a waiver, limitation or impairment thereof.

         This letter may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. This letter may be executed and delivered by facsimile with the same force and effect as if it were a manually executed and delivered counterpart.

                                      Very truly yours,

                                      LaSalle Business Credit, LLC

                                      By: /s/ William H. Moul, Jr.
                                         ----------------------------------
                                      Name/Title: William H. Moul, Jr.,
                                                  Assistant Vice President



                       {Additional signature page follows}

Agreed as of this 13th day of February, 2003:

AM Communications, Inc.

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer


AM Broadband Services, Inc.

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer



SRS Communications Corporation

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer



AMC Services, Inc.

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer



AM Nex-Link Communications, Inc.

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer



AM Training Services, Inc.

By: /s/ Howard Bashford
--------------------------
Name/Title: Howard Bashford
            Chief Financial Officer

                                   SCHEDULE A
                           SPECIFIED EVENTS OF DEFAULT

     1. The Borrowers' failure to comply with Section 14(b) of the Loan Agreement for (i) the 3 month period ended September 28, 2002 and (ii) the 9 month period ended December 28, 2002.

     2. The Borrowers' failure to comply with Section 14(c) of the Loan Agreement for the 9 month period ended December 28, 2002.

     3. The Borrowers' failure to comply with Section 14(d) of the Loan Agreement for the current fiscal year of the Borrowers.